      SUPPLEMENT DATED JUNE 3, 2009 TO THE PROSPECTUS DATED MAY 1, 2009 OF
         SELIGMAN U.S. GOVERNMENT SECURITIES FUND (THE "SELIGMAN FUND"),
                  A SERIES OF SELIGMAN HIGH INCOME FUND SERIES

On June 2, 2009, the Seligman Fund convened a special meeting of shareholders (the "Meeting") to approve the merger of the Seligman Fund into RiverSource Short Duration U.S. Government Fund (the "RiverSource Fund"), a fund that seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

Because there were insufficient votes to hold the Meeting to approve the merger of the Seligman Fund into the RiverSource Fund, the Chairman of the Board of the Seligman Fund adjourned the Meeting to 11:00 a.m. CDT on June 29, 2009 (the "Adjourned Meeting") at the offices of Ameriprise Financial, Inc., Ameriprise Financial Center, 707 2nd Ave. South, Minneapolis, Minnesota 55474. The adjournment will provide additional time for the solicitation of proxies to approve the merger of the Seligman Fund into the RiverSource Fund.

If approved at the Adjourned Meeting, it is anticipated that the merger of the Seligman Fund into the RiverSource Fund will occur in the third quarter of 2009.

For more information about the RiverSource Fund, please call 1-888-791-3380 for a prospectus.